Virtus Duff & Phelps International Equity Fund,

Virtus Horizon International Wealth Masters Fund,

Virtus Rampart Global Equity Trend Fund and

Virtus Rampart Low Volatility Equity Fund,

each a series of Virtus Opportunities Trust

Supplement dated May 1, 2018, to the Summary Prospectuses, and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2018, as supplemented

Important Notice to Investors

Effective April 28, 2018, each of the Virtus Duff & Phelps International Equity Fund, Virtus Horizon International Wealth Masters Fund, Virtus Rampart Global Equity Trend Fund and Virtus Rampart Low Volatility Equity Fund (each a “Fund”) was liquidated. Each Fund has ceased to exist and is no longer available for sale. Accordingly, each Fund’s Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VOT 8020/4FundsClosed (5/2018)